UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                        DECEMBER 10, 1997
       (Date of Report [Date of earliest event reported]:)

                   FIRST OF AMERICA BANK, N.A.
        (Exact name of registrant as specified in charter)
               As Servicer and Co-Originator of the
            First of America Credit Card Master Trust

                          UNITED STATES
  (State or other jurisdiction of incorporation or organization)

                          NOT APPLICABLE
                      (Commission File No.)

                            38-0861745
               (I.R.S. Employer Identification No.)

                     108 EAST MICHIGAN AVENUE
                       KALAMAZOO, MICHIGAN
             (Address of principal executive offices)

                              49007
                            (Zip Code)

                          (616) 376-9000
       (Registrant's telephone number, including area code)


       (Former name, former address and former fiscal year,
                  if changed since last report.)


Item 7. Financial Statements, Pro forma Financial Information and Exhibits.


Exhibit 7.1    Monthly Certificateholders' Statement dated
               December 10, 1997 for Series 1995-1.





                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First of America Credit Card Master Trust by the undersigned thereunto duly authorized.

                    FIRST OF AMERICA BANK, N.A.
                    Servicer and Co-Originator of the
                    First of America Credit Card Master Trust


               By:  FIRST OF AMERICA BANK CORPORATION
                    (Authorized Agent)



Dated:  December 19, 1997     By:  /S/  KEVIN T. THOMPSON
                              Name:     Kevin T. Thompson
                              Title:    Senior Vice President
                                        and Controller


                          EXHIBIT INDEX


Exhibit 7.1    Monthly Certificateholders' Statement dated
               December 10, 1997 for Series 1995-1.